Nugget Casino Resort
Summary Balance Sheet

	As of
	December 31,
	2021	2020	2019
ASSETS
Current Assets:
Cash and cash equivalents	$5,204,459	$4,385,799	$4,550,084
Accounts receivables, net	1,308,523	1,086,183	1,517,850
Inventories	2,495,501	2,339,875	2,250,759
Prepaid expenses	2,038,035	1,995,479	2,046,227
Total Current Assets	11,046,518	9,807,336	10,364,920

Property and equipment, net	90,768,703	97,214,275	107,822,777
Net intangible assets	16,478,603	16,478,603	16,478,603
Accumulated amortization	(8,808,834)	(7,254,271)	(5,699,711)
Deposits	360,309	398,827	703,077
Total Assets	$109,845,300	$116,644,770	$129,669,665

LIABILITIES AND EQUITY
Current Liabilities:
Accounts payable	$2,352,344	$2,755,269	$5,606,140
Accrued liabilities	4,223,120	20,804,388	23,780,584
Accrued payroll, benefits and taxes	2,706,840	1,351,092	1,786,230
Accrued taxes	612,639	307,020	800,653
Current portion - notes payable	—	466,472	—
Total Current Liabilities	9,894,943	25,684,240	31,973,606

Long-term portion - loans payable, net	6,220,000	6,220,000	6,220,000
Long-term portion - notes payable	—	7,000,000	7,000,000
Capital lease/contract payable	—	23,555	1,280,146
Total Liabilities	16,114,943	38,927,795	46,473,753

Paid in capital	61,000,000	61,000,000	61,000,000
Retained earnings	32,730,357	16,716,975	22,195,912
Total Member's Equity	93,730,357	77,716,975	83,195,912
Total Liabilities and Equity	$109,845,300	$116,644,770	$129,669,665

Nugget Casino Resort
Consolidated Summary Income Statement

	For the year ended
	December 31,
	2021	2020	2019
Casino	$52,501,245	$32,970,472	$40,967,344
Rooms	33,495,656	17,688,623	29,709,147
Food	12,391,009	7,966,671	14,990,253
Beverage	6,163,408	2,996,298	6,338,994
Retail	1,214,401	786,664	1,092,723
Entertainment	4,956,268	355,078	4,271,062
Amusements & Attractions	270,743	239,474	334,513
Other operating	4,911,868	1,955,557	4,859,417
Total Revenue	115,904,598	64,958,836	102,563,455
Less: Promotional allowances	(15,537,858)	(8,076,092)	(13,419,164)
Net operating revenue	100,366,739	56,882,744	89,144,291

Casino	14,247,218	10,352,733	13,827,775
Rooms	11,052,594	7,522,682	11,995,468
Food	12,479,099	8,845,634	16,830,917
Beverage	2,147,469	1,464,686	2,404,916
Amusements & Attractions	2,201,952	277,497	2,426,656
Retail	980,125	580,030	829,510
Entertainment	4,534,574	341,498	3,649,620
Other operating	226,710	170,430	404,441
Total Departmental Expenses	47,869,741	29,555,190	52,369,303
General & administrative	13,370,147	10,867,662	11,912,312
Marketing & advertising	762,936	687,853	1,070,123
Property Operations	6,223,285	4,958,373	6,247,106
Total Advertising, G&A Expenses	20,356,368	16,513,889	19,229,541
Total Operating Expenses	68,226,109	46,069,079	71,598,844
Rent	313,803	313,803	313,803
Management fee	1,000,000	944,443	988,351
Depreciation & amortization	13,922,694	14,129,485	11,252,550
Operating Income (Loss)	16,904,134	(4,574,066)	4,990,743

Interest expense	143,059	153,614	27,148
Interest expense - Bourbon	750,713	750,713	750,713
(Gain) loss on disposal of assets	(3,021)	545	107,440
Non-operating (income)/loss	890,752	904,872	885,301

Net income/(loss)	$16,013,382	$(5,478,938)	$4,105,442

Nugget Casino Resort
Statement of Cash Flows

	For the year ended
	December 31,
	2021	2020	2019
Cash Flows from Operation Activities
Net income (loss)	$16,013,382	$(5,478,938)	$4,105,442

Net Cash Provided by Operating Activities:
Depreciation and amortization	13,922,694	14,129,485	11,252,550
(Increase) decrease in receivables	(222,340)	431,667	(593,201)
(Increase) decrease in inventories	(155,626)	(89,116)	(171,865)
(Increase) decrease in prepaids	(42,556)	50,748	448,461
(Increase) decrease in total other assets	38,518	304,250	34,328
Increase (decrease) in accounts payable	(402,925)	(2,850,870)	2,442,623
Increase (decrease) in accrued liabilities	377,740	493,418	(1,026,516)
Increase (decrease) in accrued liabilities - intercompany	(16,959,008)	(3,469,613)	3,258,271
Increase (decrease) in accrued salaries and wages	1,355,749	(435,138)	284,110
Increase (decrease) in accrued taxes	305,620	(493,634)	(816)
Net Cash from Operating Activities	14,231,246	2,592,259	20,033,387

Cash Flows from Investing Activities
Purcashe of property, plant and equipment	(5,908,659)	(1,961,924)	(26,273,449)
Capital leases/other notes payable	(490,026)	(790,120)	377,057
Asset disposals	(13,900)	(4,500)	(55,760)
Net Cash from Investing Activities	(6,412,586)	(2,756,544)	(25,952,151)

Cash Flows from Financing Activities
Proceeds from (repayment) of long-term debt	(7,000,000)	—	7,000,000
Net Cash from Financing Activities	(7,000,000)	—	7,000,000

Increase (Decrease) in Cash and Cash Equivalents	$818,660	$(164,285)	$1,081,235

Beginning of period	$4,385,799	$4,550,084	$3,468,849
End of period	$5,204,459	$4,385,799	$4,550,084

Net Change in Cash and Cash Equivalents	$818,660	$(164,285)	$1,081,235